                                                                    EXHIBIT 10.6


                                    AGREEMENT

              AGREEMENT dated as of September 29, 1986 (the "Agreement") among The Pulitzer Publishing Company, a Missouri corporation ("PPC"), and each of the beneficial owners of shares of Class B Common Stock, $.01 par value ("Class B Stock"), of PPC who is a signatory of this Agreement (the "Shareholders").

                             W I T N E S S E T H:

              WHEREAS, each of the Shareholders is the beneficial owner of the number of shares of Class B Stock set forth on Schedule I hereto (such shares of Class B Stock being, collectively, the "Shares");

              WHEREAS, the Shareholders propose to enter into a series of transactions (the "Option Termination") pursuant to which they will be released from the Option and Voting Agreement (the "Option Agreement") dated as of January 21, 1986, as amended, among the Shareholders, Taubman Media, Inc. ("TMI") and A. Alfred Taubman ("Taubman") and will be free to deliver to PPC valid title to the shares of Class B Stock that are subject to the Option Agreement, free and clear of any liens, charges and encumbrances;

              WHEREAS, certain of the Shareholders and PPC and its directors, certain of its officers and David Lipman (collectively, the "Defendants") are parties to an action pending in the United States District Court, Eastern District of Missouri, Eastern Division (the "Federal Litigation"), which action is entitled Clement C. Moore, II, et al., v. Joseph Pulitzer, Jr., et al., No. 86-0658C(3);

              WHEREAS, the Defendants also are parties to an action pending in the Circuit Court of the City of St. Louis, State of Missouri, Division 3, which action is entitled Taubman Media, Inc. et al. v. The Pulitzer Publishing Co., et al., No. 864-263 (the "State Litigation" and together with the Federal Litigation, the "Litigation"); and

              WHEREAS, the parties desire to settle the Litigation;

              NOW, THEREFORE, in consideration of the premises and the mutual and dependent promises and agreements hereinafter set forth, the parties hereto agree as follows:

              SECTION 1. Settlement of Litigation. PPC and each of the Shareholders who is a plaintiff in the Litigation agree that on and after the Closing Date (as herein defined) each will take whatever additional action is necessary to dismiss, with prejudice and without cost, all claims in the Litigation by PPC or on behalf of PPC and by each such Shareholder, as the case may be, and to execute releases substantially in the form of Exhibit I hereto. PPC and each of the Shareholders who is not a plaintiff in the Litigation agree that on and after the Closing Date each will execute releases substantially in the form of Exhibit I.

              SECTION 2. Transfer of Interest in Shares of Class B Stock.

               (a) PPC agrees to purchase from each Shareholder, and each Shareholder agrees to sell to PPC, the Shares owned by such Shareholder. As consideration for such purchases, PPC agrees to pay to each Shareholder on the Closing Date a purchase price equal to the amount set forth next to the name of such Shareholder on Schedule III hereto. (the "Share Purchase Price").

               (b) PPC agrees to purchase from Peter W. Quesada on the Closing Date, and Peter W. Quesada agrees to sell to PPC, the 27,400 shares of Class B Stock (the "Additional Shares") to be purchased by Peter W. Quesada from TMI for an aggregate consideration of $91,400.

               (c) All payments pursuant to this Section 2 shall be made on the Closing Date by PPC in immediately available United States funds in New York City.

              SECTION 3. The Closing. The closing of this Agreement (the "Closing") shall take place at the offices of Davis Polk & Wardwell, 1 Chase Manhattan Plaza, New York, New York, as soon as possible after the date hereof but in no event later than September 30, 1986. Each of the parties shall use its best efforts to cause the Closing to occur at the earliest, practicable date. The date upon which the Closing occurs is herein referred to as the Closing Date.

              SECTION 4. Representations and Warranties of the Shareholders. Each of the Shareholders represents and warrants to PPC that:

               (a) This Agreement has been duly executed on behalf of such Shareholder and is the legal, valid and binding obligation of such Shareholder, enforceable against such Shareholder in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency and other similar laws affecting creditors' rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law). Such execution and delivery do not, and such performance will not, (i) conflict with, violate or breach any order, judgment, injunction or decree of any court, arbitrator, government or governmental agency or instrumentality against or binding on such Shareholder or by which any of his assets or properties are bound, (ii) constitute a violation by such Shareholder of any law, ordinance, rule or regulation, as such law, ordinance, rule or regulation relates to the consummation by such Shareholder of the transactions contemplated hereby or (iii) conflict with, violate, breach or cause a default under any agreement or instrument to which such Shareholder is a party or by which his assets or properties are bound except for the Option Agreement and Escrow Agreement (as defined in the Option Agreement), which are subject to termination pursuant to the Option Termination.

               (b) Each Shareholder has valid title to the Shares owned by such Shareholder, free and clear of any liens, charges or encumbrances, and such Shares are not subject to any claims, whether by virtue of rights, options, contracts, calls, agreements or otherwise except for the Option Agreement and Escrow Agreement, which are subject to termination pursuant to the Option Termination.

               (c) As of the Closing, (i) the performance of this Agreement will not conflict with, breach or cause a default under the Option Agreement or Escrow Agreement and (ii) each Shareholder shall deliver to the Company valid title to the Shares owned by such Shareholder, not subject to any claims whether by virtue of rights, options, contracts, calls, agreements or otherwise.

SECTION 5. Representations and Warranties of PPC.

               PPC represents and warrants to each Shareholder that the execution and delivery of this Agreement by PPC and the performance by PPC of its obligations hereunder are within the corporate power of, and have been duly and validly authorized by, all necessary corporate action on the part of PPC for the valid authorization of such acts. This Agreement has been duly and validly executed by PPC and is the legal, valid and binding obligation of PPC, enforceable against PPC in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency and other similar laws affecting creditors' rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law). Such execution and delivery do not, and such performance will not, (a) conflict with, violate, breach or cause a default under the Amended and Restated Articles of Incorporation or Bylaws of PPC or any order, judgment, injunction or decree of any court, arbitrator, government or governmental agency or instrumentality against or binding on PPC or by which any of its assets or properties are bound, (b) constitute a violation by PPC of any law, ordinance, rule or regulation, as such law, ordinance, rule or regulation relates to the consummation by PPC of the transactions contemplated hereby or
(c) conflict with, violate, breach or cause a default under any agreement or instrument to which PPC is a party or by which its assets or properties are bound, except as set forth on Schedule II.

               SECTION 6. Conditions Precedent to PPC's Obligations. The obligations of PPC to purchase Shares and the Additional Shares pursuant to this Agreement are subject to the fulfillment, prior to or on the Closing Date, of the following conditions:

               (a) The representations and warranties of each of the Shareholders contained in this Agreement shall then be true in all material respects and shall not contain any material errors or misstatements, and each Shareholder shall have performed and complied in all material respects with all agreements and conditions required by this Agreement to be performed or complied with prior to the Closing; and

               (b) Each Shareholder who is a plaintiff in the Litigation shall have executed and delivered to PPC (i) such documents to procure dismissal of his claims under the Litigation, including without limitation Stipulations of Dismissal substantially in the form attached as Exhibits III and IV hereto, as PPC and its counsel shall reasonably request, (ii) a release substantially in the form of Exhibit I hereto and (iii) a consent and waiver substantially in the form of Exhibit II hereto, and each Shareholder who is not a plaintiff in the Litigation shall have executed and delivered to PPC (x) a release substantially in the form of Exhibit I hereto and (y) a consent and waiver substantially in the form of Exhibit II hereto;

               (c) Between the date hereof and the Closing Date, there shall not have occurred either (i) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities or (ii) the engagement by the United States in hostilities which have resulted in the declaration, on or after the date of this Agreement, of a national emergency or war, if the effect of any such event specified in clause (ii) in PPC's reasonable judgment precludes PPC from obtaining the financing required for the purchase of the Shares contemplated hereby; and

               (d) The Option Agreement shall have terminated and the Shares released to the Shareholders by the Escrow Agent (as defined in the Option Agreement).

               (e) A. Alfred Taubman and Taubman Media, Inc. shall have executed and delivered to PPC (i) releases substantially in the forms of Annex I to the Letter Agreement dated as of September 29, 1986 among Acquisition G.P., Taubman and TMI, (ii) consents and waivers substantially in the forms of Annexes III and IV, respectively, to the Option Termination Agreement and (iii) Stipulations of Dismissal substantially in the form of Exhibits III and IV hereto.

               SECTION 7. Conditions Precedent to the Shareholders' Obligations. The obligations of the Shareholders to sell Shares pursuant to this Agreement are subject to the fulfillment, prior to or on the Closing Date, of the following conditions:

               (a) The representations and warranties of PPC contained in this Agreement shall then be true in all material respects (without reference to the exception set forth in Section 5(c) hereof) and shall not contain any material errors and misstatements, and PPC shall have performed and complied in all material respects with all agreements and conditions required by this Agreement to be performed or complied with prior to the Closing;

               (b) The Defendants shall have executed and delivered to the Shareholders (i) such documents to procure dismissal of their claims under the Litigation as the Shareholders and their counsel shall reasonably request and (ii) releases substantially in the form of Exhibit I hereto; and



               (c) Option Agreement shall have terminated and the Shares released to the Shareholders by the Escrow Agent (as defined in the Option Agreement).

               SECTION 8. Additional Payments.

               (a) Certain Definitions. For purposes of this Section 8, the following terms shall have the meanings set forth below:

               "Applicable Percentage" shall mean, with respect to any Gross-Up Transaction, the percentage set forth below opposite the period during which either the Gross-Up Transaction is consummated or an agreement is reached concerning all the material terms of the Gross-Up Transaction, whichever first occurs;


             TIME PERIOD                               APPLICABLE PERCENTAGE
             -----------                               ---------------------
      Prior to May 12, 1991                                    100%

      May 13, 1991 through
         May 12, 1996                                          66 2/3%

      May 13, 1996 through
         May 12, 2001                                          50%

               "Common Stock" shall mean the Common Stock, par value $.10 per share, of PPC and any shares of capital stock of PPC subsequently issued in respect thereof.

               "Fair Market Value" of any consideration shall mean, in the case of cash, the amount thereof, and, in the case of any other consideration, the fair market value thereof as agreed to by a Valuation Firm selected by PPC and a Valuation Firm selected by the Shareholders, or, if such Valuation Firms are unable to reach an agreement with respect to such fair market value, the fair market value of such consideration as determined by a third Valuation Firm (the "Third Valuation Firm") selected by such previously selected Valuation Firms. Any such agreement or determination shall be final and binding on the parties, and the fees and expenses of the Third Valuation Firm, if any, shall be shared equally by PPC on the one hand and the Shareholders (including the shareholders who entered into an agreement substantially similar to this agreement on May 12, 1986) on the other. PPC shall provide to each such Valuation Firm access to such information as may be necessary for the determination of the Fair Market Value of any consideration.

               "Gross-Up Transaction" shall mean any merger, consolidation, liquidation or sale, in any transaction or series of related transactions, of more than 85% of the voting securities or equity of, or all or substantially all the assets of, or any other business combination (other than a change of PPC's state of incorporation) involving, PPC pursuant to which holders of the Common Stock receive cash, securities (other than Common Stock) or other property, and any recapitalization, dividend or distribution, or series of related recapitalizations, dividends, or distributions, in which holders of the Common Stock receive cash, securities (other than Common Stock) or other property having a Fair Market Value of not less than 33 1/3% of the Fair Market Value of the shares of Common Stock outstanding immediately prior to such transaction.

               "Imputed Value" for one share of Common Stock on a given date shall be an amount equal to $28.82 compounded annually from May 12, 1986 to such given date at the rate of 15% per annum.

               "Issuable Common Shares" shall mean shares of Common Stock issuable upon conversion of shares of Class B Stock.

               "Transaction Proceeds" shall mean, in the case of a merger, consolidation, liquidation or sale of at least 85% of the voting securities or equity or substantially all the assets of or any other business combination involving PPC, the aggregate Fair Market Value of the consideration received pursuant thereto by the holder of one share of Common Stock, and in the case of a recapitalization, dividend or distribution, the aggregate Fair Market Value of the amounts paid or distributed in respect of one share of Common Stock plus the aggregate Fair Market Value of one share of the Common Stock following such transaction.

               "Valuation Firm" shall mean a nationally recognized investment banking firm or other institution experienced in the valuation of securities, businesses and assets.

               (b) Additional Payments. In the event that a Gross-Up Transaction shall occur at any time during the period from the date hereof through May 12, 2001, PPC shall pay to each Shareholder an amount equal to (X) the product of
(i) the amount by which the Transaction Proceeds exceeds the Imputed Value (the "Excess") multiplied by (ii) the Applicable Percentage multiplied by (iii) the number of Issuable Common Shares set forth opposite the name of such Shareholder on Schedule I, adjusted in accordance with Section 8(c) hereof; less (Y) the sum of any amounts previously received by such Shareholder pursuant to this Section 8; provided, however, that in the event of a recapitalization, dividend or distribution, the Excess shall in no event exceed the amount paid or distributed pursuant to such recapitalization, dividend or distribution in respect of one share of Common Stock.

               (c) The number of Issuable Common Shares set forth opposite the name of each Shareholder on Schedule I shall be adjusted as follows:

                 (i) In case PPC shall pay a dividend or other distribution on the Common Stock in shares of Common Stock, the number of Issuable Common Shares set forth opposite the name of each Shareholder on
        Schedule I shall be adjusted by adding to such number the number of shares of Common Stock that would have been distributed in respect of such Issuable Common Shares had such Issuable Common Shares been outstanding on the record date for such dividend or distribution. In the event that PPC shall subdivide the shares of Common Stock into a larger number of shares or combine the shares of Common Stock into a smaller number of shares, the number of Issuable Common Shares set forth opposite the name of each Shareholder on Schedule I shall be appropriately adjusted to take into account such subdivision or combination.

                 (ii) In the event PPC shall issue rights or warrants to all holders of the Common Stock or Class B Stock entitling them to subscribe for or purchase shares of Common Stock or Class B Stock at a price per share less than the then current Fair Market Value thereof, the number of Issuable Common Shares set forth opposite the name of each Shareholder on Schedule I shall be multiplied by a fraction of which the numerator shall be the sum of (A) the number of shares of Common Stock outstanding immediately prior to such issuance plus (B) the number of shares of Common Stock issuable upon the conversion of all shares of Class B Stock outstanding immediately prior to such issuance plus (C) the number of additional shares of Common Stock offered for subscription or purchase plus (D) the number of shares of Common Stock issuable upon conversion of the shares of Class B Common Stock offered for subscription or purchase, and the denominator of which shall be the sum of (W) the number of shares of Common Stock outstanding immediately prior to such issuance plus (X) the number of shares of Common Stock issuable upon conversion of all shares of Class B Stock outstanding immediately prior to such issuance plus (Y) the number of shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock issuable pursuant to such warrants or rights to purchase Common Stock would purchase at the then current Fair Market Value of the Common Stock plus (Z) the number of shares of Common Stock issuable upon conversion of the shares of Class B Stock which the aggregate offering price of the total number of shares of Class B Stock issuable pursuant to such warrants or rights to purchase Class B Stock would purchase at the then current Fair Market Value of the Class B Stock.

                 (iii) In case PPC shall distribute to all holders of its Common Stock evidences of indebtedness, securities (other than securities described in subsections (i) or (ii) above) or other assets (other than cash) other than pursuant to a Gross-Up Transaction, the number of Issuable Common Shares set forth opposite the name of each Shareholder on Schedule I shall be multiplied by a fraction, of which the numerator shall be the then current Fair Market Value of one share of Common Stock, and of which the denominator shall be the amount by which such current Fair Market Value exceeds the then current Fair Market Value of the evidences of indebtedness, securities or assets so distributed with respect to one share of Common Stock.

                 (iv) In addition to the other adjustments provided herein, in the event that the Common Stock is adjusted in a manner not contemplated herein, the number of Issuable Common Shares set forth opposite the name of such Shareholder on Schedule I shall be appropriately adjusted to reflect such adjustment in the Common Stock.

               SECTION 9. Agreements of the Shareholders Prior to the Closing Date. Each Shareholder agrees that during the period from the date hereof through the Closing Date he will not grant options or rights to any other person, firm, corporation or entity ("person") to acquire his Shares or any rights with respect thereto (except, however, the existing right to acquire his Shares under this Agreement), and he will not grant to any person the right or proxy to vote his Shares at any meeting or meetings of the shareholders of PPC (whether regular or special); provided, however, that a Shareholder, if he so desires, may give a proxy to vote his Shares in favor of the recommendations of the management of PPC at any such meeting or meetings.

               SECTION 10. Indemnification.

               (a) The Shareholders shall, severally, indemnify and hold harmless PPC from and against any and all losses, costs, expenses, liabilities, judgments, assessments and penalties, and reasonable attorneys' fees and disbursements relating thereto (collectively, "Damages") resulting from or arising out of the inaccuracy of any representation or the breach of any warranty or nonfulfillment of any covenant or agreement on the part of such Shareholder under this Agreement, or resulting from any misrepresentation in, or occasioned by, any certificate or other instrument furnished by such Shareholder under this Agreement.

               (b) PPC agrees to indemnify and hold harmless the Shareholders from and against any and all Damages resulting from or arising out of the inaccuracy of any representation or breach of any warranty or the nonfulfillment of any covenant or agreement on the part of PPC under this Agreement, or resulting from any misrepresentation in, or occasioned by, any certificate or other instrument furnished by PPC under this Agreement.

               SECTION 11. Miscellaneous.

               (a) Effectiveness. This Agreement shall become effective upon the execution hereof by PPC and each of the Shareholders and the letter agreement dated May 12, 1986 among the Company and the Shareholders shall thereupon be terminated and superseded.

               (b) Amendments; Waivers. This Agreement may be amended only by an agreement in writing signed by PPC and by Shareholders holding not less than a majority of the Shares (the "Required Holders"). Any conditions to the obligations of PPC hereunder may be waived by a written instrument executed by PPC, and any conditions to the obligations of the Shareholders hereunder may be waived by a written instrument executed by the Required Holders.

               (c) Rights of the Parties to Abandon this Transaction. This Agreement and the transactions contemplated herein may be terminated:

                 (i) at any time, by a written agreement executed by PPC and each of the Shareholders; and

                 (ii) if the Closing has not occurred on or before December 31, 1986, by PPC by written notice delivered to each Shareholder, and by the Shareholders by written notice signed by the Required Holders and delivered to PPC and each of the other Shareholders; provided, however, this right of termination shall not be available to the party having breached this Agreement if such breach shall have resulted in non-occurrence of the Closing.

               (d) Descriptive Headings. Descriptive headings herein are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement.

               (e) Counterparts. This Agreement may be executed in any number of counterparts, and each such executed counterpart shall be and shall be deemed to be an original instrument, but all of such counterparts shall be one and the same agreement.

               (f) Successors. No Shareholder shall assign any of his rights or delegate any of his duties hereunder. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the successors and assigns of each of the parties hereto. Nothing in this Agreement is intended to confer upon any other person any other right or remedy under or by reason of this Agreement.

               (g) Specific Performance and Injunctive Relief. PPC and each Shareholder acknowledge and agree that the Shareholders or PPC would be irreparably damaged in the event any of the provisions of this Agreement were not performed by PPC or the Shareholders, as the case may be, in accordance with their specific terms or otherwise breached. PPC and the Shareholders shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state thereof having jurisdiction, in addition to any other remedy to which such party may be entitled at law or in equity.

               (h) Notices. All notices and other communications provided for or permitted hereunder shall be in writing (including telex and telecopy communication) and shall be sent by mail, telex, telecopier or hand delivery:
(i) if to PPC at its address at: 900 North Tucker Boulevard, St. Louis, Missouri 63101, Attention: Ronald H. Ridgway or at such other address as shall be designated by it in a written notice to the Shareholders, (ii) if to any Shareholder at his address set forth on Schedule I hereto or at such other address as shall have been designated by it in a written notice to PPC and the other Shareholders.

        All notices and communications shall be deemed to have been duly given or made, when delivered by hand or five business days after being deposited in the mail, postage prepaid, when relaxed, answerback received and when telecopied, receipt acknowledged.

               (i) Non-Disclosure. Except as otherwise required by law, during the period from the date hereof through May 13, 1987, neither PPC nor any Shareholder (nor their respective employees, agents or advisors) shall make any disclosure of the terms hereof or the negotiations with respect hereto (other than to the parties hereto and their representatives and advisors and A. Alfred Taubman and his representatives and advisors) except pursuant to a press release which shall be approved by the parties hereto prior to the release thereof, and except pursuant to such press release, neither the Shareholders nor PPC (nor any of their respective employees, agents or advisors) shall make any public statement concerning the Litigation or the merits thereof or the positions taken by the parties in connection therewith. During such time period the Shareholders (and their agents and advisors) shall make no disparaging public statement with respect to PPC, any of its directors, officers, employees or any of the Shareholders, and PPC (and its employees, agents and advisors) shall make no disparaging comments concerning any of the Shareholders.

               (j) Best Efforts. Each of the parties hereto agrees to use best efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable to consummate and to make effective the transactions contemplated by this Agreement.

               (k) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                                      THE PULITZER PUBLISHING
                                                         COMPANY


                                                      By /S/ Michael E. Pulitzer
                                                        ------------------------
                                                         Title: President

                               THE SHAREHOLDERS
                               ----------------
                                                     /s/ Peter W. Quesada
                                                    --------------------------
                                                       Peter W. Quesada


                                                   *T. Ricardo Quesada

                                                   *Kate Davis P. Quesada

                                                   *By /s/ Peter W. Quesada
                                                      ------------------------
                                                       Peter W. Quesada,
                                                       Attorney-in-fact

                                                       /s/ Elinor P. Hempelmann
                                                      ------------------------
                                                       Elinor P. Hempelmann

                                                                   EXHIBIT I

               TO ALL TO WHOM THESE PRESENTS SHALL COME OR MAY CONCERN, KNOW THAT The Pulitzer Publishing Company, Joseph Pulitzer, Jr., David E. Moore, Michael E. Pulitzer, Glenn A. Christopher, Ronald H. Ridgway, Ken J. Elkins, Nicholas G. Penniman, Marvin Kanne, Roger Ruwe, James Cherry, Harold O. Grams, Peter J. Repetti, David Lipman, Joseph Pulitzer, IV, Frederick Pulitzer, Michael
E. Pulitzer, Jr., Robert S. Pulitzer, A. Rick D'Arcangelo, as Trustee under agreement made by David E. Moore, Peter W. Quesada, T. Ricardo Quesada, Kate Davis Pulitzer Quesada, Elinor P. Hempelmann, John Swett, Kenward G. Elmslie, Clement C. Moore, II, William E. Weir, Gordon C. Weir, James R. Weir, Stephen E. Nash and Manufacturers Hanover Trust Company, Trustees under Indenture of Hope
W. Putnam, Manufacturers Hanover Trust Company, Trustee under Trust for benefit of Clement C. Moore, II, Kate Reid, A. Alfred Taubman, The Moore Foundation, Inc., Mariemont Corporation, Z Press, Inc. and Taubman Media, Inc., as RELEASORS, in consideration of the sum of one dollar and other good and valuable consideration, receipt whereof is hereby acknowledged, release and discharge The Pulitzer Publishing Company, Joseph Pulitzer, Jr., David E. Moore, Michael E. Pulitzer, Glenn A. Christopher, Ronald H. Ridgway, Ken J. Elkins, Nicholas G. Penniman, Marvin Kanne, Roger Ruwe, James Cherry, Harold O. Grams, Peter J. Repetti, David Lipman, Joseph Pulitzer, IV, Frederick Pulitzer, Michael E. Pulitzer, Jr., Robert S. Pulitzer, A. Rick D'Arcangelo, as Trustee under agreement made by David E. Moore, Peter W. Quesada, T. Ricardo Quesada, Kate Davis Pulitzer Quesada, Elinor P. Hempelmann, John Swett, Kenward G. Elmslie, Clement C. Moore, II, William E. Weir, Gordon C. Weir, James R. Weir, Stephen E. Nash and Manufacturers Hanover Trust Company, Trustees under Indenture of Hope
W. Putnam, Manufacturers Hanover Trust Company, Trustee under Trust for benefit of Clement C. Moore, II, Kate Reid, A. Alfred Taubman, The Moore Foundation, Inc., Mariemont Corporation, Z Press, Inc. and Taubman Media, Inc., the RELEASEES, RELEASEES' heirs, executors, administrators, shareholders, directors, officers, successors and assigns from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, and demands whatsoever, in law, admiralty or equity, against the RELEASEES, which the RELEASORS, RELEASORS' heirs, executors, administrators, successors and assigns ever had, now have or hereafter can, shall or may, have for, upon, or by reason of any matter, cause or thing whatsoever from the beginning of the world to the day of the date of this RELEASE including, without limitation, all claims which RELEASORS ever had, now have or hereafter can, shall or may, have for, upon or by reason of or arising from or relating to any of the facts, counts, claims and causes of action alleged or otherwise asserted in the actions entitled Clement C. Moore, II et al. v. Joseph Pulitzer, Jr. et al., Civil Action No. 86-0658C(3) filed March 31, 1986 and currently pending in the United States District Court for the Eastern District of Missouri, Eastern Division and Taubman Media, Inc. et al. v. The Pulitzer Publishing Co. et al., Civil Action No. 864-263, filed May 15,
1986 and currently pending in the Circuit Court of the City of St. Louis, State of Missouri, Division 3.

               Whenever the text hereof requires, the use of singular number shall include the appropriate plural number as the text of the within instrument may require.

               This RELEASE may not be changed orally.

                            Date of
                           Execution
                         -------------

                                          THE PULITZER PUBLISHING COMPANY


                                          By
-----------------------  -------------    --------------------------------------



-----------------------  -------------    --------------------------------------
                                                    JOSEPH PULITZER, JR.


-----------------------  -------------    --------------------------------------
                                                       DAVID E. MOORE


-----------------------  -------------    --------------------------------------
                                                    MICHAEL E. PULITZER


-----------------------  -------------    --------------------------------------
                                                    GLENN A. CHRISTOPHER


-----------------------  -------------    --------------------------------------
                                                     RONALD H. RIDGWAY


-----------------------  -------------    --------------------------------------
                                                       KEN J. ELKINS

-----------------------  -------------    --------------------------------------
                                                   NICHOLAS G. PENNIMAN


-----------------------  -------------    --------------------------------------
                                                       MARVIN KANNE


-----------------------  -------------    --------------------------------------
                                                        ROGER RUWE


-----------------------  -------------    --------------------------------------
                                                       JAMES CHERRY


-----------------------  -------------    --------------------------------------
                                                       HAROLD O. GRAMS


-----------------------  -------------    --------------------------------------
                                                       PETER J. REPETTI


-----------------------  -------------    --------------------------------------
                                                         DAVID LIPMAN


-----------------------  -------------    --------------------------------------
                                                      JOSEPH PULITZER, IV


-----------------------  -------------    --------------------------------------
                                                      FREDERICK PULITZER


-----------------------  -------------    --------------------------------------
                                                   MICHAEL E. PULITZER, JR.


-----------------------  -------------    --------------------------------------
                                                     ROBERT S. PULITZER


-----------------------  -------------    --------------------------------------
                                                     A. RICK D'ARCANGELO,
                                                     as Trustee under agreement
                                                     made by David E. Moore


-----------------------  -------------    --------------------------------------
                                                       PETER W. QUESADA


-----------------------  -------------    --------------------------------------
                                                     T. RICARDO QUESADA


-----------------------  -------------    --------------------------------------
                                                 KATE DAVIS PULITZER QUESADA

-----------------------  -------------    --------------------------------------
                                                   ELINOR P. HEMPELMANN


-----------------------  -------------    --------------------------------------
                                                       JOHN SWETT


-----------------------  -------------    --------------------------------------
                                                   KENWARD G. ELMSLIE


-----------------------  -------------    --------------------------------------
                                                  CLEMENT C. MOORE, II


-----------------------  -------------    --------------------------------------
                                                   WILLIAM E. WEIR


-----------------------  -------------    --------------------------------------
                                                    GORDON C. WEIR


-----------------------  -------------    --------------------------------------
                                                    JAMES R. WEIR


-----------------------  -------------    --------------------------------------
                                                   STEPHEN E. NASH, as
                                                   Trustee under Indenture
                                                   of Hope W. Putnam


-----------------------  -------------    MANUFACTURERS HANOVER TRUST
                                          COMPANY, as Trustee under
                                          Indenture of Hope W. Putnam

                                          By
                                             -----------------------------------

-----------------------  -------------    MANUFACTURERS HANOVER TRUST
                                          COMPANY, as Trustee under
                                          Trust for benefit of Clement
                                          C. Moore, II


                                          By
                                             -----------------------------------


-----------------------  -------------    --------------------------------------
                                                       KATE REID

-----------------------  -------------    --------------------------------------
                                                  A. ALFRED TAUBMAN

-----------------------  -------------    THE MOORE FOUNDATION, INC.


                                          By
                                            ------------------------------------

-----------------------  -------------    MARIEMONT CORPORATION


                                          By
                                            ------------------------------------

-----------------------  -------------    Z PRESS, INC.


                                          By
                                            ------------------------------------
                                          TAUBMAN MEDIA, INC.


                                          By
                                            ------------------------------------

               On September _, 1986, appeared before me the above named_________________________ of The Pulitzer Publishing Company and acknowledged the foregoing Release to be the free and voluntary act and deed of said corporation.

                                             _____________________________

               On September _, 1986, came Joseph Pulitzer, Jr. to me known and known to me to be the individual described in, and who executed the foregoing Release and duly acknowledged to me that he executed the same.


                                             _____________________________

               On September _, 1986, came David E. Moore to me known and known to me to be the individual described in, and who executed the foregoing Release and duly acknowledged to me that he executed the same.


                                             _____________________________

               On September _, 1986, came Michael E. Pulitzer, to me known and known to me to be the individual described in, and who executed the foregoing Release and duly acknowledged to me that he executed the same.



                                             _____________________________

               On September _, 1986, came Glenn A. Christopher to me known and known to me to be the individual described in, and who executed the foregoing Release and duly acknowledged to me that he executed the same.



                                             _____________________________

               On September __, 1986, came Ronald H. Ridgway to me known and known to me to be the individual described in, and who executed the foregoing Release and duly acknowledged to me that he executed the same.


                                             _____________________________

               On September _, 1986, came Ken J. Elkins to me known and known to me to be the individual described in, and who executed the foregoing Release and duly acknowledged to me that he executed the same.



                                             _____________________________

               On September _, 1986, came Nicholas G. Penniman, to me known and known to me to be the individual described in, and who executed the foregoing Release and duly acknowledged to me that he executed the same.



                                             _____________________________

               On September _, 1986, came Marvin Kanne to me known and known to me to be the individual described in, and who executed the foregoing Release and duly acknowledged to me that he executed the same.



                                             _____________________________

               On September _, 1986, came Roger Ruwe to me known and known to me to be the individual described in, and who executed the foregoing Release and duly acknowledged to me that he executed the same.


                                             _____________________________

               On September _, 1986, came James Cherry to me known and known to me to be the individual described in, and who executed the foregoing Release and duly acknowledged to me that he executed the same.



                                             _____________________________

               On September _, 1986, came Harold 0. Grams, to me known and known to me to be the individual described in, and who executed the foregoing Release and duly acknowledged to me that he executed the same.



                                             _____________________________

               On September _, 1986, came Peter J. Repetti to me known and known to me to be the individual described in, and who executed the foregoing Release and duly acknowledged to me that he executed the same.



                                             _____________________________

               On September _, 1986, came David Lipman to me known and known to me to be the individual described in, and who executed the foregoing Release and duly acknowledged to me that he executed the same.



                                             _____________________________

               On September _, 1986, came Joseph Pulitzer, IV, to me known and known to me to be the individual described in, and who executed the foregoing Release and duly acknowledged to me that he executed the same.



                                             _____________________________

               On September _, 1986, came Frederick Pulitzer, to me known and known to me to be the individual described in, and who executed the foregoing Release and duly acknowledged to me that he executed the same.



                                             _____________________________

               On September _, 1986, came Michael E. Pulitzer, Jr., to me known and known to me to be the individual described in, and who executed the foregoing Release and duly acknowledged to me that. he executed the same.



                                             _____________________________

               On September _, 1986, came Robert S. Pulitzer, to me known and known to me to be the individual described in, and who executed the foregoing Release and duly acknowledged to me that he executed the same.



                                             _____________________________

               On September _, 1986, came A. Rick D'Arcangelo Trustee, to me known and known to me to be the individual described in, and who executed the foregoing Release and duly acknowledged to me that he executed the same.


                                             _____________________________

               On September _, 1986, came Peter W. Quesada, to me known and known to me to be the individual described in, and who executed the foregoing Release and duly acknowledged to me that he executed the same.



                                             _____________________________

               On September _, 1986, came T. Ricardo Quesada, to me known and known to me to be the individual described in, and who executed the foregoing Release and duly acknowledged to me that he executed the same.



                                             _____________________________

               On September _, 1986, came Kate Davis Pulitzer Quesada, to me known and known to me to be the individual described in, and who executed the foregoing Release and duly acknowledged to me that he executed the same.



                                             _____________________________

               On September _, 1986, came Elinor P. Hempelmann, to me known and known to me to be the individual described in, and who executed the foregoing Release and duly acknowledged to me that he executed the same.



                                             _____________________________

               On September _, 1986, came John Swett, to me known and known to me to be the individual described in, and who executed the foregoing Release and duly acknowledged to me that he executed the same.



                                             _____________________________

               On September _, 1986, came Kenward G. Elmslie, to me known and known to me to be the individual described in, and who executed the foregoing Release and duly acknowledged edged to me that he executed the same.



                                             _____________________________

               On September _, 1986, came Clement C. Moore, II, to me known and known to me to be the individual described in, and who executed the foregoing Release and duly acknowledged to me that he executed the same.



                                             _____________________________

               On September _ 1986, came William E. Weir, to me known and known to me to be the individual described in, and who executed the foregoing Release and duly acknowledged to me that he executed the same.



                                             _____________________________

               On September _, 1986, came Gordon C. Weir, to me known and known to me to be the individual described in, and who executed the foregoing Release and duly acknowledged to me that he executed the same.



                                             _____________________________

               On September _, 1986, came James R. Weir, to me known and known to me to be the individual described in, and who executed the foregoing Release and duly acknowledged to me that he executed the same.



                                             _____________________________

               On September _, 1986, came Stephen E. Nash, Trustee, to me known and known to me to be the individual described in, and who executed the foregoing Release and duly acknowledged to me that he executed the same.



                                             _____________________________

               On September _, 1986, appeared before me the above named ___________________ of Manufacturers Hanover Trust Company and acknowledged the foregoing release to be the free and voluntary act and deed of said corporation, acting as Trustee.



                                             _____________________________

               On September _,1986, came Kate Reid to me known and known to me to be the individual described in, and who executed the foregoing Release and duly acknowledged to me that he executed the same.



                                             _____________________________

               On September _, 1986, came A. Alfred Taubman to me known and known to me to be the individual described in, and who executed the foregoing Release and duly acknowledged to me that he executed the same.



                                             _____________________________

               On September _, 1986, appeared before me the above named _______________________of The Moore Foundation, Inc. and acknowledged the foregoing release to be the free and voluntary act and deed of said corporation.



                                             _____________________________

               On September _, 1986, appeared before me the above named of _______________________ Mariemont Corporation and acknowledged the foregoing release to be the free and voluntary act and deed of said corporation.



                                             _____________________________

               On September _, 1986, appeared before me the above named_________________________ of Z Press, Inc. and acknowledged the foregoing release to be the free and voluntary act and deed of said corporation.



                                             _____________________________

               On September _, 1986, appeared before me the above named __________________________ of Taubman Media, Inc. and acknowledged the foregoing release to be the free and voluntary act and deed of said corporation.



                                             _____________________________

                                                                      EXHIBIT II
                                                                      ----------

                               CONSENT AND WAIVER
                OF SHAREHOLDER OF THE PULITZER PUBLISHING COMPANY
                -------------------------------------------------

               I,                            , as a stockholder of The Pulitzer
Publishing Company, a Missouri corporation (the "Company"), having received (1) Notice of Proposed Settlement, Settlement Hearing and Right to Appear in the action entitled Moore et al. v. Pulitzer et al., pending in the United States District Court, Eastern District of Missouri, Eastern Division, Civil Action No. 86.0658-C-3, and (2) notice of the settlement and proposed dismissal of the action entitled Taubman Media, Inc. et al. v. The Pulitzer Publishing Company et al., pending in the Missouri Circuit Court, Twenty-Second Judicial Circuit (St. Louis City), Cause No. 864-00263, Division No. 3, hereby consent to the dismissal with prejudice of these two actions, including all derivative claims asserted in these actions on behalf of the Company and its shareholders, and I hereby waive any and all rights to further notice of such dismissals to object to or appeal such dismissals and to have any hearing on such dismissals.



Dated:  September    , 1986             _____________________________

STATE OF NEW YORK             )
                              ) ss.:
COUNTY OF NEW YORK            )

               On the      day of September, 1986 before me personally
came                        , to me known, and known to me to be the individual
described in, and who executed the foregoing instrument, and he acknowledged to me that he executed the same.



                                             _____________________________
                                                     Notary Public

[Seal]

                                                                     EXHIBIT III

                  IN THE CIRCUIT COURT OF THE CITY OF ST. LOUIS
                                STATE OF MISSOURI


TAUBMAN MEDIA, INC., et al.,       )
                                   )
              Plaintiffs,          )
                                   )
                                   )              Cause No. 864-00263
                                   )
V.                                 )
                                   )
                                   )              Division No. 3
THE PULITZER PUBLISHING            )
COMPANY, et al.,                   )
                                   )
              Defendants.          )

                            STIPULATION OF DISMISSAL
                            ------------------------

               Come now all plaintiffs and all defendants, acting by and through their respective counsel, and pursuant to Rule 67.01 and other applicable Missouri Rules of Civil Procedure, hereby stipulate to the dismissal with prejudice of all claims contained in the Petition for Declaratory Judgment, Injunction and Damages, as amended, and all claims contained in plaintiffs' Amended Verified Petition for Declaratory Judgment, Injunctive Relief and Damages, and all other claims filed or which could have been filed herein.

               Attached hereto and incorporated by reference are consents to the dismissal of this action executed by all shareholders of The Pulitzer Publishing Company and all parties hereto verifying that all shareholders of the Company consent to the dismissal with prejudice of this action, including all derivative claims asserted in this action on behalf of The

Pulitzer Publishing Company and its shareholders, and agree to waive any and all rights to further notice of such dismissal, to object to or appeal such dismissal and to have any hearing on such dismissal.

ARMSTRONG, TEASDALE, KRAMER                       MIRO MIRO & WEINER
     & VAUGHAN



By:_________________________                      By:___________________________
     John J. Cole                                     Joseph Aviv
     611 Olive Street                                 Suite 200
     St. Louis, Missouri 63101                        500 North Woodward Ave.
     (314) 621-5070                                   Bloomfield Hills, MI
                                                      (313) 646-2400

                            Attorneys for Plaintiffs

BRYAN, CAVE, McPHEETERS &                         SHEARMAN & STERLING
   McROBERTS


By:_________________________                      By:___________________________
      Thomas C. Walsh                                 Jeremy G. Epstein
      J. Thomas Archer                                Charles M. Lizza
      500 North Broadway                              53 Wall Street
      St. Louis, Missouri 63102                       New York, New York 10005
      (314) 231-8600                                  (212) 837-6000


KOHN, SHANDS, ELBERT                              DAVIS POLK & WARDWELL
   GIANOULAKIS & GILJUM


By:__________________________                     By:___________________________
      Alan C. Kohn                                    Steven F. Goldstone
      411 North Seventh Street                        Dennis E. Glazer
      St. Louis, Missouri 63103                       One Chase Manhattan Plaza
      (314) 241-3963                                  NEW YORK, NEW York 10005
                                                      (212) 530-4000

                            Attorneys for Defendants

                  IN THE CIRCUIT COURT OF THE CITY OF ST. LOUIS
                                STATE OF MISSOURI

 TAUBMAN MEDIA, INC., et al.,    )
                                 )
              Plaintiffs,        )
                                 )                Cause No. 864-00263
v.                               )
THE PULITZER PUBLISHING          )                Division No. 3
COMPANY, et al.,                 )
                                 )
              Defendants.        )

                                      ORDER
                                      -----

               Pursuant to the attached Stipulation Of Dismissal and the consents of all the shareholders of The Pulitzer Publishing Company attached thereto, thereby satisfying all provisions and requirements of Rule 52.09 of the Missouri Rules of Civil Procedure, it is hereby ordered:

               1. That this action and all claims contained in the Petition for Declaratory Judgment, Injunctive Relief and Damages, as amended, and all claims contained in plaintiffs' Amended Verified Petition for Declaratory Judgment, Injunctive Relief and Damages, and all other claims filed herein are dismissed with prejudice.

               2. Each party shall bear its own costs.

                                          SO ORDERED:

DATE:
                                          ______________________________________
                                          Honorable Jean C. Hamilton
                                          Circuit Judge

                                                                      EXHIBIT IV

                          UNITED STATES DISTRICT COURT
                          EASTERN DISTRICT OF MISSOURI
                                EASTERN DIVISION


CLEMENT C. MOORE, II, GORDON C.         )
WEIR, WILLIAM E. WEIR, JAMES R.         )
WEIR, KATE DAVIS PULITZER QUESADA,      )
T. RICARDO QUESADA and PETER W.         )
QUESADA,                                )
                                        )
              Plaintiffs,               )
                                        )
v.                                      )
JOSEPH PULITZER, JR., DAVID E.          )                 Cause No. 86-0658-C(3)
MOORE, MICHAEL E. PULITZER,             )
GLENN A. CHRISTOPHER, RONALD H.         )
RIDGWAY, KEN J. ELKINS,                 )
NICHOLAS G. PENNIMAN, MARVIN            )
KANNE, ROGER RUWE, JAMES CHERRY,        )
HAROLD GRAMS, PETER REPETTI,            )
DAVID LIPMAN and THE PULITZER           )
PUBLISHING COMPANY,                     )
                                        )
              Defendants.               )

                            STIPULATION OF DISMISSAL
                            ------------------------

               Come now all plaintiffs, all defendants, and Taubman Media, Inc., having appeared in this action as a shareholder of The Pulitzer Publishing Company to object to the proposed settlement of the captioned action, acting by and through their respective counsel, and pursuant to Rule 41 and other applicable Federal Rules of Civil Procedure, hereby stipulate to the withdrawal of all requests for additional discovery and of all objections to the settlement of this action, and further stipulate to the dismissal with prejudice of all claims and counterclaims filed or which could have been filed herein.

               Attached hereto and incorporated by reference are consents to the dismissal executed by all shareholders of The Pulitzer Publishing Company, including all parties hereto, verifying that all shareholders of the Company consent to the dismissal with prejudice of this action, including all derivative claims asserted in this action on behalf of The Pulitzer Publishing Company and its shareholders, and agree to waive any and all rights to further notice of such dismissal, to object to or appeal such dismissal and to have an hearing on such dismissal.

 KOHN, SHANDS, ELBERT                           DAVIS POLK & WARDWELL
    GIANOULAKIS & GILJUM

By:___________________________                  By:_________________________
       Alan C. Kohn                                  Steven F. Goldstone
       411 North Seventh Street                      Dennis E. Glazer
       St. Louis, Missouri 63103                     One Chase Manhattan Plaza
       (314) 241-3963                                New York, New York 10005
                                                     (212) 530-4000


                            Attorneys for Plaintiffs

BRYAN, CAVE, McPHEETERS &                       SHEARMAN & STERLING
   McROBERTS

By:___________________________                  By:_________________________
      Thomas C. Walsh                                Jeremy G. Epstein
      J. Thomas Archer                               Charles M. Lizza
      500 North Broadway                             53 Wall Street
      St. Louis, Missouri 63102                      New York, New York 10005
      (314) 231-8600                                 (212) 837-6000


                    Attorneys for Defendants-Counterclaimants


ARMSTRONG, TEASDALE, KRAMER                     MIRO MIRO & WEINER
     & VAUGHAN


By:___________________________                  By:_________________________
     John J. Cole                                    Joseph Aviv
     611 Olive Street                                Suite 200
     St. Louis, Missouri 63101                       500 North Woodward Ave.
     (314) 621-5070                                  Bloomfield Hills, MI
                                                     (313) 646-2400

                            Attorneys for Objecting
                        Shareholder, Taubman Media, Inc.

                          UNITED STATES DISTRICT COURT
                          EASTERN DISTRICT OF MISSOURI
                                EASTERN DIVISION


CLEMENT C. MOORE, II, GORDON C.         )
WEIR, WILLIAM E. WEIR, JAME R.          )
WEIR, KATE DAVIS PULITZER QUESADA,      )
T. RICARDO QUESADA and PETER W.         )
QUESADA,                                )
                                        )
              Plaintiffs,               )
                                        )
v.                                      )
                                        )
JOSEPH PULITZER, JR., DAVID E.          )       Cause No. 86-0658-C(3)
MOORE, MICHAEL E. PULITZER,             )
GLENN A. CHRISTOPHER, RONALD H.         )
RIDGWAY, KEN J. ELKINS,                 )
NICHOLAS G. PENNIMAN, MARVIN            )
KANNE, ROGER RUWE, JAMES CHERRY,        )
HAROLD GRAMS, PETER REPETTI,            )
DAVID LIPMAN and THE PULITZER           )
PUBLISHING COMPANY                      )
                                        )
              Defendants.               )


                                     ORDER.
                                     ------

               Pursuant to the attached Stipulation Of Dismissal and the consents of all the shareholders of The Pulitzer Publishing Company attached thereto, thereby satisfying all provisions and requirements of Rule 23.1 of the Federal Rules of Civil Procedure, it is hereby ordered:

               1. That this action and all claims and counterclaims filed herein are dismissed with prejudice.

               2. Each party shall bear its own costs.

                                                  SO ORDERED:

DATE:                                             ______________________________
                                                  William L. Hungate
                                                  District Judge

                                   SCHEDULE I
                                   ----------

                                                                                   Issuable
Name                                       Number of Shares                      Common Shares
----                                       ----------------                      -------------
Peter W. Quesada                              11,003,840                           1,100,384
Five Milk Street
P.O. Box 7525
Portland, ME 04112

T. Ricardo Quesada                            11,003,840                           1,100,384
Five Milk Street
P.O. Box 7525
Portland, ME 04112

Kate Davis P. Quesada                          4,411,400                             441,140
228 South Beach Road
Hobe Sound, FL 33455

Elinor P. Hempelmann                           4,466,200                             446,620
c/o John E. Swett
700 Midtown Tower
Rochester, NY 14604

                                   SCHEDULE II

1. Note Agreement between PPC and The Prudential Insurance Company of America dated October 16, 1978, as amended.

2. Revolving Credit Agreement between PPC and Mercantile Bank, National Association, dated April 28, 1986. ($25,000,000).

3. Line of Credit Agreement between PPC and Mercantile Bank, National Association, date April 28, 1986. ($15,000,000).

                                  SCHEDULE III

     Shareholder                                                Purchase Price
     -----------                                                -------- -----

Peter W. Quesada                                                  $32,425,628.98

T. Ricardo Quesada                                                $32,425,628.98

Kate Davis P. Quesada                                             $12,999,318.39

Elinor P. Hempelmann                                              $13,160,800.61


                                      -2-